SUPPLEMENT DATED FEBRUARY 2, 2018 TO
                    THE PROSPECTUS DATED SEPTEMBER 15, 2017

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1512

             GUGGENHEIM SHORT DURATION HIGH YIELD TRUST, SERIES 48
                              File No. 333-213287


     Notwithstanding anything to the contrary in the Prospectus, ED&F Man Capital Markets Inc. may sell units of the trust acquired from the Underwriters or the sponsor to other broker/dealers and other selling agents at the redemption price per unit. Such broker/dealers and other selling agents may resell those units at the Public Offering Price per unit.

                       Please keep for future reference.